UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 20, 2024

CHARGE ENTERPRISES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-41354	90-0471969
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

125 Park Avenue, 25th Floor New York, NY	10017
(Address of principal executive offices)	(Zip Code)

(212)921-2100
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001	CRGE	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter):

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed, on February 12, 2024, Charge Enterprises, Inc. (sometimes referred to herein as “Company,” “we,” “us,” “our,” “Charge” or similar terms) transferred the listing of the Company’s common stock, par value $0.0001 per share (the “Common Stock”) from the Nasdaq Global Market to the Nasdaq Capital Market and applied for an additional 180-day compliance period to regain compliance with Nasdaq Listing Rule 5550(a)(2) (the “Extension Request”).

The Company had previously been notified by Nasdaq on August 22, 2023, that it was no longer in compliance with Nasdaq Listing Rule 5450(a)(1) because the closing bid price per share for the Company’s Common Stock had closed below $1.00 for the previous 30 consecutive business days (the “Minimum Bid Price Requirement”).

On February 20, 2024, the Company received written notice from Nasdaq that the staff of Nasdaq had denied the Extension Request and determined to commence proceedings to delist the Common Stock (Symbol: CRGE) from Nasdaq. Nasdaq also informed the Company that the Common Stock will be scheduled for delisting and trading will be suspended at the opening of business on February 29, 2024.

Nasdaq determined that the Company was not eligible for the Extension Request and reached its decision to commence delisting proceedings of the Common Stock because the closing bid price of the Common Stock has closed below $0.10 and may soon trigger delisting under Nasdaq Listing Rule 5810(c)(3)(A)(iii). The Company does not intend to appeal the staff’s determination and, accordingly, the Company expects that the Common Stock will be delisted.

The Company announced that it anticipates that the Common Stock will be quoted on the OTC Pink Market under the symbol “CRGE.”

7.01. Regulation FD Disclosure

On February 22, 2024, the Company issued a press release announcing its intention to transfer the trading of the Common Stock to the OTC Pink Market following the Nasdaq delisting determination. A copy of the press release is attached as Exhibit 99.1.

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Item 9.01. Financial Statements and Exhibits

(d)  Exhibits

Exhibit Number	Description
99.1	Press Release dated February 22, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this Form 8-K to be signed on its behalf by the undersigned duly authorized.

Dated: February 22, 2024

CHARGE ENTERPRISES, INC.

By:	/s/ Leah Schweller
Leah Schweller Chief Financial Officer

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